KUNZMAN & BOLLINGER, INC.
ATTORNEYS-AT-LAW
5100 N. BROOKLINE, SUITE 600
OKLAHOMA CITY, OKLAHOMA 73112

Telephone (405) 942-3501
Fax (405) 942-3527

February 1, 2007

FACSIMILE
(202) 772-9368

Mr. Matt Franker
United States Securities and
Exchange Commission
Division of Corporate Finance
100 F Street, N.E., Mail Stop 7010
Washington, D.C. 20549

RE: LEAF Equipment Leasing Income Fund III, L.P.
File No. 333-137734

Dear Mr. Franker:

     This letter is in response to the comments made in your letter dated January 31, 2007, regarding the above-referenced application for registration. For your convenience, we first restate your comments in italics and then provide our response. The responses in this letter are based on representations made by the Partnership and its managing general partner, Atlas Resources, LLC, to Kunzman & Bollinger, Inc. for the purpose of preparing this letter.

1.	Please revise your cover page so that it is limited to one page.

Nebraska has approved a revised legend regarding the prohibition on the use of forecasts in the offering which deletes the reference to “TAX CONSEQUENCES [sic]” that previously appeared in the legend. Due to space limitations, the revised legend would appear on the inside of the cover page. An example of the revised cover page is attached to this letter for your review.

2.	We note your statement that “ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE … CERTAINTY OF AN … TAX CONFSEQUENCE {sic}WHICH MAY FLOW FROM AN INVESTMENT IN THE PROGRAM IS NOT PERMITTED.” Please delete this statement, as disclosure in your prospectus and the tax opinion filed as Exhibit 8.1 contain written predictions regarding the likelihood of specific tax consequences that are material to investors in your limited partnership interests.

This statement has been revised as discussed in our response to Comment 1.

Kunzman & Bollinger, Inc.

Matt Franker
Division of Corporate Finance
February 1, 2007

Please contact the undersigned if you have any further questions or comments.

Very truly yours,

KUNZMAN & BOLLINGER, INC.

/s/ Gerald A. Bollinger

Gerald A. Bollinger
cc:	Mr. Dan Courtney
Mr. Dar Patel

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

Units of Limited Partner Interests at $100.00 per Unit

Minimum Investment – 50 Units ($5,000)

We are LEAF Equipment Leasing Income Fund III, L.P., a Delaware limited partnership. Our general partner is LEAF Asset Management, LLC. We are offering a minimum of 20,000 units ($2 million), and a maximum of 1,200,000 units ($120 million). We will acquire a diversified portfolio of equipment to lease to end users. We will also acquire portfolios of equipment subject to existing leases from other third-party equipment lessors. We expect that approximately 80% of the proceeds of this offering will be available for investment, after deducting all front-end fees and expenses, reserves and funds provided by any financing we obtain. Our principal objective is to generate regular cash distributions to you and our other investors. We cannot assure you, however, that we will meet our objective. We anticipate that during our initial years of operation our distributions will be substantially tax-deferred due primarily to depreciation deductions on a portion of our equipment and operating losses.

This investment involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment. You should read “Risk Factors,” beginning on page 9 of this prospectus, for a discussion of factors you should consider before buying our units. Among the most prominent of these risks are the following:

•	A substantial portion, and possibly all, of the cash distributions you receive from us will be a return of capital.
•	You must rely on our general partner to manage us.
•	We have not specifically identified our investments. As a result, you cannot evaluate the risks of, or potential returns from, any of our investments.
•	Our performance will be subject to the risk of lease and secured loans defaults.
•	Our success will depend in part on our ability to realize residual value from a portion of our equipment once the leases on that equipment terminate.
•	We will borrow to buy equipment to increase the size of our portfolio. This increases our risk of loss if our revenues are insufficient to pay our debt service and other expenses.
•	Our general partner will receive substantial compensation from us, which will reduce distributions to you.
•

There is no readily available public market for your units and your units will be subject to substantial transfer restrictions. If you hope to sell your units, the price you receive will likely be at a substantial discount to the price you paid.

•	You will have very limited voting rights.
•	We will engage in transactions with affiliates.

	Per Unit	Minimum	Maximum

Public Offering Price (1)	$100.00	$2,000,000	$120,000,000
Dealer-manager fee, sales commissions, accountable reimbursements for permissible non-cash compensation, and accountable due diligence reimbursements	$10.50	$210,000	$12,600,000
Proceeds, before expenses, to us	$89.50	$1,790,000	$107,400,000

(1)	There is a reduced price for units purchased under our distribution investment plan as discussed in the “How to Subscribe” section of this prospectus.

Our general partner, its officers, directors and affiliates, investors who buy units through the officers and directors of our general partner, registered investment advisors and their clients, and the dealer-manager, selling dealers and their registered representatives and principals, may purchase units at a price reduced by the sales commissions, which will not be paid for those sales. Our general partner and its affiliates currently intend to acquire not less than 10,000 units ($1 million), and may purchase up to approximately 5% of the total units sold, if greater. In addition, our general partner will receive a 1% interest in all of our income, losses and cash distributions in return for a $1,000 capital contribution, instead of paying the public offering price set forth in the table above, which will further dilute your investment in us. Our general partner anticipates that it will be our single largest investor, although the total subscriptions of you and the other investors, as a group, will be greater.

The units will be offered on a “best efforts” “minimum-maximum” basis. This means the broker/dealers must sell at least 20,000 units and receive subscription proceeds of at least $2 million in order for this offering to close, and they must use only their best efforts to sell our remaining units.

Our subscription proceeds will be held in an interest bearing escrow account until $2 million has been received. This offering will not extend beyond ______ __, 200__. If the minimum subscription proceeds are not received by _____ __, 200_, then your subscription will be promptly returned to you from the escrow account with interest earned, if any, and without deduction for any fees.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Preliminary Prospectus dated _________________, 2007 (Subject to Completion)

Chadwick Securities, Inc. – Dealer-Manager

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THE USE OF FORECASTS IN THIS OFFERING IS PROHIBITED. ANY REPRESENTATIONS TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT WHICH MAY FLOW FROM AN INVESTMENT IN THIS PROGRAM IS NOT PERMITTED.